UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2023

OLD DOMINION FREIGHT LINE, INC.

(Exact name of Registrant as Specified in Its Charter)

Virginia	0-19582	56-0751714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Old Dominion Way
Thomasville, North Carolina		27360
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (336) 889-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	ODFL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2023, the Board of Directors (the “Board”) of Old Dominion Freight Line, Inc. (the “Company”), upon the recommendation of the Board’s Governance and Nomination Committee, elected and appointed the following current employees of the Company to the positions described below, effective as of July 1, 2023, in connection with the Company’s officer succession planning:

•
Gregory B. Plemmons, currently Senior Vice President – Sales, will serve as Executive Vice President and Chief Operating Officer; and

•
Steven W. Hartsell, currently Vice President – Field Sales, will serve as Senior Vice President – Sales.

Mr. Plemmons, age 58, has served as the Company’s Senior Vice President – Sales since January 2019. He previously served as the Company’s Vice President – Field Sales since September 2013. He also served as the Company’s Vice President – OD Global from December 2002 to September 2013, and previously served in various other positions in operations and sales since joining the Company in April 1997. There are no arrangements or understandings between Mr. Plemmons and any other person pursuant to which he was selected as an officer. Mr. Plemmons does not have any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Mr. Plemmons has a material interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Hartsell, age 55, has served as the Company’s Vice President – Field Sales since January 2019 after serving as the Company’s Director – Expedited Sales & Service since May 2008. He also served as one of the Company’s Regional Sales Directors from March 2002 to May 2008, and previously served in various other positions in operations and sales since joining the Company in January 1998. There are no arrangements or understandings between Mr. Hartsell and any other person pursuant to which he was selected as an officer. Mr. Hartsell does not have any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Mr. Hartsell has a material interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

A copy of the press release issued by the Company, dated March 1, 2023, describing the management succession described above is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD DOMINION FREIGHT LINE, INC.

	By:	/s/ Kimberly S. Maready
Kimberly S. Maready
Vice President – Accounting & Finance
(Principal Accounting Officer)
Date: March 1, 2023